Exhibit 32

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of RMS TITANIC, Inc. (the "Company") on Amendment No.1 to Form 10-K for the period ending February 29, 2004 as filed with the Securities and Exchange Commission on August 4, 2004, (the "Report"), we, the undersigned, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Arnie Geller
-------------------------
Arnie Geller
Chief Executive Officer
August 4, 2004



/s/ Gerald Couture
-------------------------
Gerald  Couture
Chief Financial Officer
August 4, 2004